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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


 We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 14, 2000, relating to the financial statements of Team Communications Group, Inc., which are incorporated by reference in such Prospectus. We also consent to the references to us under the headings "Experts" in such Prospectus.



/s/ STONEFIELD JOSEPHSON, INC.


STONEFIELD JOSEPHSON, INC.
Santa Monica, California
May 4, 2000